Exhibit 24

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of December, 2003.

/s/ Archie W. Dunham

Archie W. Dunham

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 2003.

/s/ Robert N. Burt

Robert N. Burt

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 2003.

/s/ Marie L. Knowles

Marie L. Knowles

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of December, 2003.

/s/ William A. Franke

William A. Franke

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of December, 2003.

/s/ Robert D. Johnson

Robert D. Johnson

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 2003.

/s/ Robert D. Krebs

Robert D. Krebs

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 2003.

/s/ Gordon R. Parker

Gordon R. Parker

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of December, 2003.

/s/ William J. Post

William J. Post

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of December, 2003.

/s/ Jon C. Madonna

Jon C. Madonna

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of December, 2003.

/s/ Jack E. Thompson

Jack E. Thompson

POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K

(1) to sign the Annual Report for the fiscal year ended December 31, 2003 of Phelps Dodge Corporation on Form 10-K (“2003 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2003 Form 10-K;

(2) to file such 2003 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3) to take such other action as may be deemed necessary or appropriate in connection with such 2003 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2003.

/s/ J. Steven Whisler

J. Steven Whisler